Exhibit 99.2

Fourth Quarter and Fiscal Year Earnings Conference Call March 17, 2015

Safe Harbor Disclosure 1 □ We make forward - looking statements in this presentation that are subject to risks and uncertainties. These forward - looking statements include information about possible or assumed future results of our business, financial condition, liquidity, resu lts of operations, cash flow and plans and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, we intend to identify forward - looking statements. □ Statements regarding the following subjects, among others, may be forward - looking: market trends in our industry, interest rates, real estate values, the debt financing markets or the general economy or the demand for residential real estate loans; our business and investment strategy; our projected operating results; actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. economy generally or in specific geographic regions; economic trends and economic recoveries; our ability to obtain and maintain financing arrangements; changes in the value of our mortgage portfolio; changes to our portfolio of properties; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to satisfy the REIT qualification requirements for U.S. federal income tax purposes; availability of qualified personnel; estima tes relating to our ability to make distributions to our shareholders in the future; general volatility of the capital markets an d t he market price of our shares of common stock; and degree and nature of our competition. □ The forward - looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. Forward - looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known t o us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward - looking statements. Furthermore, forward - looking statements are subject to risks and uncertainties, including, among other things, those described in our Registration Statement on Form S - 11 for our initial public offering and, when filed, under Item 1A of our Annual Report on Form 10 - K for the year ended December 31, 2014, which can be accessed through the link to our SEC filings on our website ( www.great - ajax.com ) or at the SEC's website ( www.sec.gov ). Other risks, uncertainties, and factors that could cause actual results to differ materially from those projected may be described from ti me to time in reports we file with the SEC, including reports on Forms 10 - Q, 10 - K and 8 - K. Any forward - looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predic t those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward - looking statements, whether as a result of new information, future events or otherwise.

Business Overview 2 □ Leverage long - standing relationships to acquire loans through privately negotiated transactions from a diverse group of customers – Over 90% of acquisitions by Great Ajax have been privately negotiated – Acquisitions made in 52 transactions from 41 different sellers □ Use our manager’s proprietary analytics to price each pool on an asset - by - asset basis □ Adjust individual loan bid price to accumulate clusters of loans in attractive demographic metropolitan areas – Typical acquisitions contain 25 – 100 loans with total market value between $5 – $20 million □ Our affiliated servicer services the loans asset - by - asset and borrower - by - borrower □ Objective is to maximize returns for each asset by utilizing full menu of loss mitigation and asset optimization techniques □ Use moderate non - mark - to - market leverage – Closed two securitizations in the last quarter of 2014 totaling $172.9 million of loan UPB

Highlights 3 □ During Q4 2014, we acquired 607 mortgage assets secured by single and one - to - four family residences with an aggregate unpaid principal balance (“UPB”) of $149.6 million □ Acquired mortgage - related assets with aggregate UPB of $308.2 million for total purchase price of $214.4 million through December 31, 2014 – RPLs at an average price to UPB approximately equal to 73.2% – NPLs at an average price to UPB approximately equal to 59.9% □ At December 31, 2014 owned a portfolio of 1,340 mortgage loans with aggregate UPB of $304.5 million and 15 properties □ Net loan interest income of $6.2 million and net income attributable to common stockholders of $3.4 million for the period from inception (January 30, 2014) through December 31, 2014 □ Completed two securitizations in 2014 in which we sold $86.2 million of senior notes in the aggregate □ Net income for 2014 of $0.40 per diluted share □ Dividends paid of $0.08 per share in December 2014 and $0.16 per share in January 2015 □ Completed IPO in Q1 2015

Portfolio Overview – as of December 31, 2014 4 $304.5 MM $315.7 MM 71.46% 27.46% 1.08% UPB as of Dec 31, 2014 RPL NPL SBC 71.4% 26.6% 1.3% 0.7% Loan and REO Property Value as of Dec 31, 2014 RPL NPL SBC REO SBC - Small Balance Commercial

Portfolio Growth 5 $64 $150 $221 $251 $9 $84 $95 0 50 100 150 200 250 300 350 400 Initial Assets (07/08/14) 9/30/2014 12/31/2014 2/28/2015 Millions NPLs RPLs Unpaid Principal Balance

Portfolio Growth 6 Re - performing Loans $64 $150 $221 $251 $73 $161 $230 $273 $49 $113 $163 $184 0 50 100 150 200 250 300 Initial Assets (07/08/14) 9/30/2014 12/31/2014 2/28/2015 Millions UPB BPO Price

Portfolio Growth 7 $9 $84 $95 $8 $84 $102 $5 $50 $58 0 20 40 60 80 100 120 Initial Assets (07/08/14) 9/30/2014 12/31/2014 2/28/2015 Millions UPB BPO Price Non - performing Loans

Portfolio Concentrated in Attractive Markets 8 □ Clusters of loans in attractive, densely populated markets □ Stable liquidity □ Stable home prices Target States Target Markets Los Angeles San Diego Dallas Houston Phoenix Washington DC Metro Area Chicago Atlanta Orlando Tampa Miami, Ft. Lauderdale, W. Palm Beach New York / New Jersey Metro Area Las Vegas REIT, Servicer & Manager Headquarters Property Management Business Management

Consolidated Income Statement From Inception (January 30, 2014) through December 31, 2014 9 Our financial highlights presented below are unaudited. The results do not reflect a full year of operations INCOME: Loan interest income 4,674$ 6,940$ Interest expense (771) (771) Net interest income 3,903 6,169 Other income 50 75 Total income 3,953 6,244 EXPENSE: Related party expense - management fee 517 956 Related party expense - loan servicing fees 328 485 Loan transaction expense 374 503 Professional fees 77 277 Other expense 131 273 Total expense 1,427 2,494 Income before provision for income tax 2,526 3,750 Provision for income tax - - Consolidated net income 2,526 3,750 Less: consolidated net income attributable to noncontrolling interests 98 326 Consolidated net income attributable to common stockholders 2,428 3,424 Basic earnings per common share 0.27$ 0.41$ Diluted earnings per common share 0.27$ 0.40$ Weighted average shares - basic 8,957,902 8,360,432 Weighted average shares - diluted 9,486,249 8,849,056 Quarter ended December 31, 2014 Inception through December 31, 2014

Balance Sheet as of December 31, 2014 10 ASSETS December 31, 2014 Cash and cash equivalents 53,099$ Mortgage loans, net 211,159 Property held-for-sale 1,316 Rental property, net 290 Receivable from servicer 1,340 Investment in affiliate 2,237 Prepaid expenses and other assets 3,317 Total Assets 272,758$ LIABILITIES AND EQUITY Liabilities: Secured borrowings 84,679$ Borrowings under repurchase agreement 15,249 Management fee payable 258 Accrued expenses and other liabilities 1,292 Total Liabilities 101,478 Equity: - 112 Additional paid-in capital 158,951 Retained earnings 2,744 Noncontrolling interests 9,473 Total Equity 171,280 Total Liabilities and Equity 272,758$ Preferred stock $.01 par value; 25,000,000 shares authorized, none issued or outstanding Common stock $.01 par value; 125,000,000 shares authorized, 11,223,984 shares issued